July 20, 2011
ROCHDALE INVESTMENT TRUST

Rochdale Fixed Income Opportunities Portfolio

Supplement dated July 20, 2011 to the Prospectus dated April 30, 2011

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED JUNE 3, 2011.

At a Special Meeting of Shareholders of Rochdale Investment Trust held on June 3, 2011, the shareholders of the Rochdale Fixed Income Opportunities Portfolio (the “Portfolio”) approved GML Capital LLP (“GML”) to serve as sub-adviser to the Portfolio.  Accordingly, the following revisions have been made to the Portfolio’s Prospectus to reflect the addition of GML as sub-adviser to the Portfolio.

The “Management” section beginning on page 25 of the Portfolio’s Prospectus is deleted and replaced with the following:

Investment Advisor
Rochdale Investment Management LLC serves as the Portfolio’s investment advisor.  The investment advisor may delegate some or all of its investment advisory responsibilities to Seix Investment Advisers LLC, Federated Investment Management Company and GML Capital LLP, the Portfolio’s Subadvisers.

Portfolio Manager
Mr. Carl Acebes, the Advisor’s Chairman and Chief Executive Officer, and Mr. Garrett R. D’Alessandro, the Advisor’s President, Chief Executive Officer and Director of Research, are the portfolio managers primarily responsible for the investment decisions of the Portfolio and and have been since the Portfolio’s inception in 2009.    Additionally, Michael McEachern and George Goudelias, each a Senior Portfolio Manager of Seix Investment Advisers LLC, and Mark E. Durbiano, a Senior Portfolio Manager of Federated Investment Management Company, have each managed a portion of the Portfolio since its inception in 2009.  Stefan Pinter, Theodore Stohner and Maxim Matveev, each a Portfolio Manager of GML Capital LLP, have each managed a portion of the Portfolio since June 2011.

The first paragraph on page 40 of the Portfolio’s Prospectus is deleted and replaced with the following:

These Subadvisers are Seix Investment Advisors LLC (“Seix”), Federated Investment Management Company (“Federated”) and GML Capital LLP (“GML”).  The investment selection process followed by Federated, Seix and GML, respectively, is summarized below.  Further information about the Subadvisers, those individual portfolio managers who are responsible for day-to-day investment decisions for the Portfolio and the manner in which the Portfolio’s assets are allocated among them appears under the heading “Management of the Portfolio” later in this Prospectus.

The following disclosure is added to page 40 of the Portfolio’s Prospectus following the first paragraph restated above:

The GML Investment Selection Process
GML’s investment process combines ‘top down’ and ‘bottom up” analyses.  The ‘top down’ approach includes analysis of prevailing national and international economic conditions, industry dynamics and political risk.  The “bottom up” approach includes analysis of financial reports, cash flows, currency risk, leverage and capital structure.   The investment process encompasses in-depth financial review, meetings with companies’ management, on-the-ground intelligence from GML’s overseas offices, collaboration with other GML advised or managed funds, external research and insights gleaned from legal advisers and industry contacts.  Investments will be selected to provide issuer, industry and country diversification.  Where credit ratings are available, the average credit rating of the portfolio is expected to be rated single-B or higher.  All the investments in the portfolio will be subject to periodic credit reviews when financial results become available, and when credit rating changes or other material economic developments are observed.

The first two paragraphs of the “Subadvisers” sub-section beginning on page 47 of the Portfolio’s Prospectus are deleted and replaced with the following:

The Advisor serves as the Fixed Income Opportunities Portfolio’s primary adviser.  The Advisor has, however, engaged Seix, Federated and GML to make day-to-day investment decisions for the Portfolio and, in particular, to manage the Portfolio’s investments in high yield securities, bank loans and related instruments.  Each Subadviser is entitled to compensation for its services, which compensation is paid by the Advisor and not the Portfolio.

The Advisor is responsible for monitoring both the overall performance of the Portfolio and the individual performance of each of these Subadvisers.  The Advisor is also responsible for allocation and reallocation of the assets of the Portfolio between the Subadvisers and reserves the right to manage the assets of the Portfolio when it believes that such action would be appropriate to achieve the overall objectives of the Portfolio.  It is expected that the assets of the Portfolio will be allocated as equally as practicable between Seix, Federated and GML, each of which provides day-to-day portfolio management services to the Portfolio in accordance with the terms of separate portfolio management agreements.  The Advisor may, however, increase or decrease the allocation to a particular Subadviser, terminate any or all of the Subadvisers or manage any portion of the Portfolio directly if the Advisor and the Board deem it appropriate to do so in order to achieve the overall objectives of the Portfolio.  Allocations may vary between zero percent (0%) to one hundred percent (100%) of the Portfolio’s assets at any given time.

The fifth paragraph of the “Subadvisers” sub-section beginning on page 47 of the Portfolio’s Prospectus is deleted and replaced with the following:

GML Capital LLP. GML is a limited liability partnership organized under the laws of England & Wales.  As of December 31, 2010, GML had approximately $566 million in assets under management or advisory mandates.  For its services to the Portfolio, GML Capital LLP, which is located at The Met Building, 22 Percy Street, London W1T 2BU, United Kingdom, will receive from the Advisor and not the Portfolio, a fee of 0.50% of the value of that portion of the Portfolio’s assets that may be, from time to time, allocated to GML.

The following disclosure is added to the “Portfolio Managers” section on page 48 of the Portfolio’s Prospectus:

Stefan Pinter, Theodore Stohner and Maxim Matveev will be primarily responsible for the day-to-day investment decisions with respect to that portion of the Fixed Income Opportunities Portfolio’s assets allocated to GML.  Mr. Pinter is Chief Executive Officer and Chief Investment Officer of GML and is responsible for GML’s investment advisory and management activities.  Mr. Pinter has been responsible for supervising the growth of the firm from three professionals in London in 1990 to its present form.  Mr. Pinter was previously a Vice President - Capital Markets for Kidder, Peabody International Limited in London.  Mr. Pinter received his Bachelor of Arts degree in Economics cum laude from Harvard University in 1983   Mr. Stohner is a Founding Member of GML and is responsible for the portfolio management of Growth Credit Fund IC and Growth Securities Fund IC, high yield emerging market debt funds.  Prior to joining GML in 1994, Mr. Stohner was an Associate - Trading and Analytics for LTS Finance, Moscow.  Mr. Stohner has a B.S. in Economics from Wharton School at the University of Pennsylvania.  Mr. Matveev is a Portfolio Manager for GML and is responsible for the portfolio management of Growth Credit Fund IC and Growth Securities Fund IC, high yield emerging market debt funds.  Prior to joining GML in 2005, Mr. Matveev was a Credit Trader at Absa Bank (part of Barclays Bank Group) responsible for a proprietary trading book of high yield European and emerging market credits.  Mr. Matveev completed a BSc in Business Administration with concentration on Finance and Accounting at Richmond College in London, an MSc in International Securities, Investment and Banking in ISMA Centre, University of Reading and an Executive MBA (Distinction) from Cass Business School, London. Mr. Matveev is a CFA charterholder with 12 years of investment experience.

Please retain this Supplement with your Prospectus.